UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 23, 2007
TOLLGRADE COMMUNICATIONS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Pennsylvania	000-27312	25-1537134
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
493 Nixon Road
Cheswick, Pennsylvania 15024
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (412) 820-1400
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On January 23, 2007, the Board of Directors of Tollgrade Communications, Inc. (the “Company”) approved an amendment to an employment agreement with its chief executive officer, Mark B. Peterson. The amendment approved by the Board of Directors extends the expiration date of the employment agreement from December 31, 2007 to December 31, 2009. No other modifications were made to the employment agreement. A copy of the amendment is attached as Exhibit 10.1 to this Current Report on Form 8-K.
Item 9.01 Financial Statements and Exhibits
The following exhibit is filed herewith.

Exhibit Number	Description

10.1	Amendment No. 1 dated January 24, 2007 to Agreement dated May 31, 2005 by and between Tollgrade Communications, Inc. and Mark B. Peterson

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOLLGRADE COMMUNICATIONS, INC.

Dated: January 29, 2007	By:	/s/Sara M. Antol

Sara M. Antol General Counsel and Secretary

Exhibit Index

Exhibit No.	Description of Exhibit

10.1	Amendment No. 1 dated January 24, 2007 to Agreement dated May 31, 2005 by and between Tollgrade Communications, Inc. and Mark B. Peterson